SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 5, 2002



                               EMERGENT GROUP INC.
               (Exact name of Registrant as specified in Charter)



      Nevada                                  0-21475               93-1215401
(State or other jurisdiction of       (Commission File No.)       (IRS Employer
    incorporation                                                 Identification
                                                                      Number)


             375 Park Avenue, 36th Floor, New York, New York 10152
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 813-9700

Item 4.  Changes in Registrant's Certifying Accountant

      On March 5, 2002, Arthur Andersen LLP ("AA") notified the Registrant that it was no longer the Registrant's independent auditor and effectively resigned from such capacity.

      AA's report on Registrant's financial statements for the period from March 8, 2000 (the date of inception) to December 31, 2000 (collectively, the "Prior Fiscal Year"), did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision of AA to resign was not recommended or approved by Registrant's Board of Directors.

      There were no disagreements ("Disagreements") between Registrant and AA during either (i) the Prior Fiscal Year, or (ii) the period January 1, 2001 through March 5, 2002 (the "Interim Period") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreement, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the Disagreement in connection with its report for the Prior Fiscal Year.

      There were no "Reportable Events," as such term is defined in Item 304(A)(1)(v) of Regulation S-K, during either (i) the Prior Fiscal Year or (ii) the Interim Period.

      Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, Registrant has provided AA with a copy of this Report on Form 8-K and AA has provided to Registrant a response addressed to the Securities and Exchange Commission as to AA's agreement with the statements made in this Item 4 as to AA. Such response is filed as Exhibit 99 under Item 7c)(I) to this Report on Form 8-K.

      Registrant has engaged Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as its independent auditor for Registrant's fiscal year ended December 31, 2001. Registrant did not consult SLGG with respect to either (i) the Prior Fiscal Year, (ii) the Interim Period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements, or (iii) any matter that was either the subject of a Disagreement or a Reportable Event.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   (i) Exhibit 99 - Letter from AA dated March 13, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2002                        EMERGENT GROUP INC.
                                                 (Registrant)

                              By:           /s/ Mark Waldron
                                                Mark Waldron, President and
                                                Chief Executive Officer